                                                                                                          August 13, 2009

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.
Washington, D.C. 20549

Re:     Transamerica Life Insurance Company

                         TLIC Separate Account VUL-2
                         Transamerica Lineage

                        (File No. 333-153778)

     Filer CIK No.:0001067917

Dear Commissioners:

     Pursuant to Rule 497(c) on behalf of the above-referenced Registrant, attached for electronic filing via EDGAR is the Registrant’s Supplement dated September 1, 2009.

     Please do not hesitate to contact Art Woods, Esq. at 727-299-1830, or me at (727) 299-1747, if you have any questions or concerns regarding this filing.

                                                                                                             Sincerely,

                                                                                                             /*/ Gayle A. Morden

                                                                                                            Gayle A. Morden
                                                                                                            Compliance Manager

cc:     Arthur D. Woods, Esq.
         Mary Jane Wilson-Bilik, Esq.

Supplement dated September 1, 2009,
effective October 1, 2009,
to the Prospectus and the Statement of Additional Information for Transamerica Life Insurance Company Separate Account VUL-2
for Transamerica Lineage® variable life insurance contracts issued by

Transamerica Life Insurance Company

This supplement describes a change to the prospectus and the Statement of Additional Information (“SAI”) for the variable life insurance contracts identified above issued by Transamerica Life Insurance Company and funded through the separate accounts listed below. Please retain this supplement with your prospectus for future reference.

Effective October 1, 2009, Transamerica Capital, Inc. (“TCI”) will become the principal underwriter for the contracts listed above. As of October 1, 2009, Transamerica Securities Sales Corporation (“TSSC”), currently the principal underwriter for these contracts, will cease being the principal underwriter for these Contracts. TCI and TSSC are affiliated broker/dealers.

Effective October 1, 2009, all references to TSSC in the prospectus are replaced by TCI.

Effective October 1, 2009, the SAI is amended as follows:

1. In the section “Sales of the Contract”, the paragraph “Principal Underwriter” is replaced in full with the following:

Principal Underwriter

Transamerica Capital, Inc., or TCI, acts as the principal underwriter and general distributor of the contract pursuant to a distribution agreement with us. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation (SIPC). TCI was incorporated on March 14, 1977 under the laws of the state of California. TCI enters into selling agreements with other broker-dealers for sales of the contracts through their sales representatives who are appointed by us to sell variable universal life insurance policies and contracts.

2. In the Section “Sales of the Contract”, all references to TSSC are replaced by TCI except there is no change in the sentence in the paragraph “Sales Compensation” which specifies amounts paid to TSSC in prior years.